SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the section titled “TCW Galileo Small Cap Growth Fund” at page 44, Nicholas J. Capuano is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 56, Nicholas J. Capuano is deleted.

The TCW Galileo Large Cap Growth Fund is closed to new investors.

August 5, 2005

GALeip 8/2005